DEFERRED REVENUES	12 Months Ended
Dec. 31, 2024
Deferred Revenue [Abstract]
DEFERRED REVENUES
NOTE 5:-	DEFERRED REVENUES

Deferred revenues as of December 31, 2024 and 2023 were $11,504 and $15,700, respectively, and primarily relate to revenues that are recognized over time for service contracts. Approximately $8,578 out of the balance as of December 31, 2023 was recognized as revenues during the year ended December 31, 2024.

The balance of deferred revenues approximates the aggregate amount of the billed and collected amount allocated to the unsatisfied performance obligations at the end of reporting period.

The aggregate estimated amount of the transaction price allocated to performance obligations from contracts with customers that have an original expected duration of more than one year and that are unsatisfied (or partially unsatisfied) as of December 31, 2024 is approximately $293,000. Such unsatisfied performance obligations, other than for large scale governmental projects (expected to be recognized over periods of approximately 5-11 years), principally relate to contracts in which the Company committed to provide customer care services, extended warranty on equipment delivered to its customers or other services for an original period of more than one year. As of December 31, 2024, the Company expects to recognize approximately 74% of its remaining performance obligations as revenue within the next 3 years, with the remainder recognized over a period of approximately 4-11 years.

The Company elected to use the practical expedient of not disclosing transaction prices allocated to performance obligations that are unsatisfied (or partially unsatisfied) as of the end of the reporting period, that are part of contracts with an original expected duration of one year or less.